Exhibit 99.1

FOXO TECHNOLOGIES INC. PROVIDES UPDATE ON ITS BEHAVIORAL HEALTH SUBSIDIARY, MYRTLE RECOVERY CENTERS, INC.

MINNEAPOLIS, MN, March 12, 2025 (GLOBE NEWSWIRE) — FOXO Technologies Inc. (NYSE American: FOXO) (the “Company or FOXO”), provides an update on Myrtle Recovery Centers, Inc., (“Myrtle”) and its behavioral health facility in Oneida, Tennessee, and confirms participation in a major alcohol and drug addiction conference in East Tennessee.

Myrtle is pleased to announce that its Oneida, Tennessee substance abuse treatment facility has reached stabilization by maintaining an occupancy rate of 75% or greater since the beginning of 2025. In addition, on occasion, the facility has been at capacity unable to accept additional patients over the same period. Myrtle has also, since the beginning of 2025, finalized a number of in-network contracts with major managed care organizations.

Myrtle is also pleased to announce its participation as a Silver Sponsor in the upcoming ETAADAC (East Tennessee Association of Alcohol and Drug Addiction Counselors) Conference, taking place in Knoxville TN on March 19-21, 2025. This event offers an excellent opportunity to bring together key industry leaders from across the state to address the most pressing issues in addiction counseling and treatment.

The ETAADAC Conference serves as a vital platform for professionals in the field of addiction recovery to exchange ideas, share best practices, and engage in discussions on emerging trends and challenges. Attendees will have the opportunity to network with experts, gain insights from thought-provoking presentations, and explore innovative approaches to addiction treatment.

“We are delighted with the progress our business has achieved since becoming part of FOXO and are honored to be part of this important conference next week that brings together dedicated professionals committed to making a difference in addiction recovery,” said Robert Merritt, CEO of Myrtle Recovery Centers. “ETAADAC provides an invaluable opportunity for collaboration and learning as we continue our efforts to improve lives and strengthen our communities in rural Tennessee.”

For more information about the ETAADAC, please visit https://www.taadac.org/east-tennessee

About FOXO Technologies Inc. (“FOXO”)

FOXO owns and operates three subsidiaries.

Rennova Community Health, Inc., owns and operates Scott County Community Hospital, Inc. (d/b/a Big South Fork Medical), a critical access designated (CAH) hospital in East Tennessee.

Myrtle Recovery Centers, Inc. operates a 30-bed behavioral health facility in East Tennessee providing inpatient services for detox and residential treatment and outpatient services for MAT and OBOT programs.

FOXO Labs, Inc. is a biotechnology company dedicated to improving human health and life span through the development of cutting-edge technology and product solutions for various industries.

For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Additional information concerning these and other risk factors are contained in the Company’s most recent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Contact:

Sebastien Sainsbury

ssainsbury@foxotechnologies.com

(561) 485-0151